--------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------

PROPERTY NAME:        MEIDINGER TOWER

SELLER: FIRST CAPITAL INCOME AND GROWTH FUND SERIES XII an Illinois limited partnership

PURCHASER:            MEIDINGER ASSOCIATES, L.L.C.
                      a Utah limited liability company

PRORATION DATE:       3/31/98

PRORATION AS OF:      11:59 PM, TUESDAY, MARCH 31, 1998

CLOSING DATE:         4/1/98

CLOSING AS OF:        WEDNESDAY, APRIL 1, 1998

TAX BEGIN DATE:       7/1/97

TAX END DATE:         6/30/98

MONTH BEGIN DATE      3/1/98

MONTH END DATE        3/31/98

                               CLOSING STATEMENT
                                MEIDINGER TOWER

________________________________________________________________________________

SELLER: FIRST CAPITAL INCOME AND GROWTH FUND SERIES XII an Illinois limited partnership

PURCHASER:                  MEIDINGER ASSOCIATES, L.L.C.
                            a Utah limited liability company

PRORATION DATE:             11:59 PM, TUESDAY, MARCH 31, 1998

CLOSING (FUNDING) DATE:     WEDNESDAY, APRIL 1, 1998

________________________________________________________________________________

                                                                                   CREDIT               CREDIT
                                                                                PURCHASER               SELLER
                                                                          ---------------     ----------------
PURCHASE PRICE                                                                                   28,450,000.00

EARNEST MONEY (held by Commonwealth Land Title Insurance Company)              500,000.00

INTEREST ON EARNEST MONEY                                                             POC

PRO-RATE PROPERTY TAXES                                                         29,260.27
   [See Schedule A]

PRO-RATE MARCH, 1997 LEASE CHARGES                                                   0.00
   [See Schedule D]

TENANT PREPAID RENTS                                                            86,971.70
   [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                                              559.96
   [See Schedule C]

SECURITY DEPOSITS                                                               54,852.64
   [See Schedule D]

TENANT IMPROVEMENTS                                                                                  10,098.87
   [See Schedule E]

                                                                          ---------------     ----------------
   SUBTOTALS                                                                   671,084.61        28,460,658.83

CASH AMOUNT DUE TO SELLER                                                   27,789,574.22
                                                                          ---------------     ----------------

   TOTAL CREDITS                                                            28,460,658.83        28,460,658.83
                                                                          ===============     ================

NOTES:
-----

[1] 1998 real estate taxes, personal property taxes and assessments relating to the Property are to be reprorated or prorated upon receipt of actual bill(s).

[2] Utility payments shall be directed to the parties for their respective periods of ownership based upon meter readings ordered the day before the Closing Date.

[3] Seller agrees to pay all invoices or charges payable to service contract vendors or other vendors of supplies or services which are unpaid at Closing and relate to periods prior to and including March 31, 1998, or which relate to periods after Closing to the extent Seller received a credit from Purchaser at Closing.

[4] Interest earned on the Earnest Money Deposit shall be returned directly to Purchaser.

APPROVED: SELLER                                      APPROVED: PURCHASER
FIRST CAPITAL INCOME AND GROWTH FUND SERIES XII       MEIDINGER ASSOCIATES, L.L.C.
an Illinois limited partnership                       a Utah limited liability company

By: First Capital Financial Corporation               By: Meidinger Management, Inc.
    a Florida corporation, its general partner            a Utah corporation, its manager


    By: ______________________________                    By: ______________________________
    Name: ____________________________                    Name: ___________________________
    Its: _____________________________                    Its: ______________________________

________________________________________________________________________________

                                MEIDINGER TOWER

                          SOURCES AND USES STATEMENT

________________________________________________________________________________

                         PURCHASER'S SOURCES AND USES:
                         ----------------------------

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                                   27,789,574.22
                                                                                                          ----------------
ADDITIONAL CASH OUTLAYS BY PURCHASER:

        COMMONWEALTH LAND TITLE INSURANCE COMPANY
                Title Insurance Premium (50%)                                                   12,802.50
                Lender's Title Insurance (100%)                                                     50.00
                Title Insurance Policy Endorsements (100%)                                       2,845.00
                Transfer Taxes (50%)                                                            14,225.00
                Escrow Fees (50%)                                                                  375.00
                Copy Charges/Overnight Delivery                                                     55.00
                Deed Recording (100%)                                                              400.00

        LOAN FEES:
                Greenwich Capital Financial Products, Inc. Int. from 4/1/98-4/15/98             99,080.04
                GCFP, Inc. Servicing Fee - 4/1/98-4/15/98                                        1,088.79
                GCFP, Inc. - Additional Loan Fee                                                50,000.00
                Compass Bank-Security Deposits                                                  54,852.64
                Tenant Improvements and Leasing Commissions Reserve                          2,299,011.00
                Capital Replacements Reserve                                                   186,025.00
                Loan Commitment Fee                                                            139,987.50
                Loan Origination Fee                                                           139,987.50
                Brokerage Commission                                                           100,000.00
                Tax Reserve                                                                     29,260.27
                Insurance Reserve                                                               17,216.25
                Unimark Insurance-Property Insurance                                            17,678.75
                Appraisal Fee-Crosson Dannis, Inc.                                               8,200.00
                Legal Fees-Squadron Ellenoff                                                    67,500.00
                Legal Fees-Liechty & McGinnis                                                   31,264.11
                Legal Fees-Suitter Axland                                                       14,700.00
                Legal Fees-Calister Nebeker                                                      7,451.25
                Legal Fees-Friedman Siegelbaum LLP                                               4,687.50
                Legal Fees-Brown, Todd & Heyburn PLLC                                            6,589.88
                Legal Fees-Greenebaum Doll & McDonald PLLC                                       1,684.74
                Reimburse Starwood Capital Group-Out of Pocket Costs                             2,000.00
                Reimburse Cottnwood Partners (Third Party Due Diligence Costs)                  24,086.55
                Cottonwood Partners Management Acquisition Fee                                 284,500.00

        SURVEY PAYABLE TO H.E. RUDY, INC. (50%)                                                    370.00
                                                                                           ---------------
        PURCHASER'S CLOSING COSTS                                                                            3,617,974.27
                                                                                                          ----------------
        PURCHASER SOURCES                                                                                   28,352,475.00
                                                                                                          ----------------
TOTAL CASH OUTLAY BY PURCHASER                                                                               3,055,073.49
                                                                                                          ================

__________________________________________________________________________________________________________________________

                          SELLER'S SOURCES AND USES:


EARNEST MONEY                                                                                                  500,000.00
CASH AMOUNT DUE TO SELLER                                                                                   27,789,574.22
                                                                                                          ----------------
TOTAL SELLER'S  SOURCES                                                                                     28,289,574.22
                                                                                                          ----------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

        COMMONWEALTH LAND TITLE INSURANCE COMPANY
                Title Insurance Premium (50%)                                                   12,802.50
                Transfer Taxes (50%)                                                            14,225.00
                Escrow Fees (50%)                                                                  375.00
                Recording Fees                                                                     100.00
                Copy Charges/Overnight Delivery                                                     55.00
                                                                                           ---------------
                                                                                                                27,557.50

SURVEY PAYABLE TO H. E. RUDY, INC. (50%)                                                                           370.00

BROKER FEE PAYABLE TO GRUBB & ELLIS NEW YORK, INC.                                                             410,000.00

PAYOFF FIRST MORTGAGE TO CITICORP REAL ESTATE , INC.                                                        21,515,933.66
                                                                                                          ----------------

TOTAL CASH OUTLAY BY SELLER                                                                                 21,953,861.16
                                                                                                          ----------------

BALANCE TO SELLER                                                                                            6,335,713.06
                                                                                                          ================

                                  SCHEDULE A

--------------------------------------------------------------------------------
     MEIDINGER TOWER
     PRO-RATE 1997 PROPERTY TAXES
     PRORATION MADE AS OF 11:59 PM, TUESDAY, MARCH 31, 1998
--------------------------------------------------------------------------------

     1997/1998 REAL ESTATE TAXES
     ---------------------------
     #014l-0005-0000

     1998 PAID REAL ESTATE TAXES
     ---------------------------
     City of Louisville (7/1/97-6/30/98)                                                 97,864.76
                                                                                     =============

     PURCHASER'S  PRORATA SHARE OF 1998 CITY TAXES                    91/365                24.932%
                                                                                     -------------

     PURCHASER'S SHARE OF 1998 CITY TAXES                                                24,399.16
     SELLER'S SHARE OF 1998 CITY TAXES                                                   73,465.60

     CREDIT DUE TO PURCHASER (SELLER) FOR 1998 CITY TAXES                               (24,399.16)
                                                                                     =============

     PAID 1997 COUNTY AND DOWNTOWN REAL ESTATE TAXES
     -----------------------------------------------
     Louisville Downtown Management District Assessment                                  16,415.00
     Jefferson County Kentucky (County Property Taxes)                                  201,203.80
                                                                                     -------------
                                                                                        217,618.80

     ESTIMATED 1998 COUNTY AND DOWNTOWN TAXES [1]
     Louisville Downtown Management District Assessment                                  16,415.00
     Jefferson County Kentucky (County Property Taxes)                                  201,203.80
                                                                                     -------------
                                                                                        217,618.80

     SELLER'S PRORATA SHARE OF 1998 EST. CTY. & DT. TAXES             90/365                24.658%
                                                                                     -------------

     SELLER'S SHARE OF1998 EST. CTY. & DT. TAXES                                         53,659.43
     PURCHASER'S SHARE OF 1998 EST. CTY. & DT. TAXES                                    163,959.37

     CREDIT DUE TO PURCHASER (SELLER) FOR 1998 EST. CTY. & DT. TAXES:                    53,659.43
                                                                                     =============

     TOTAL CREDIT DUE TO PURCHASER (SELLER):                                             29,260.27
                                                                                     =============



[1] Purchaser and Seller will reprorate the 1998 real estate taxes after actual bills are received and paid.

                                  SCHEDULE B

--------------------------------------------------------------------------------
        MEIDINGER TOWER
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:    11:59 PM, TUESDAY, MARCH 31, 1998

--------------------------------------------------------------------------------

                                                                            AMOUNT
        SUITE #         TENANT NAME                                         PREPAID
        ----------------------------------------------------------------------------

                Prepaid Rent:

                Arthur Andersen, LLP                                       13,269.55
                Borden Chemical, Inc.                                      13,305.36
                CBM Building Services, Inc.                                   340.26
                Commonwealth Aluminum Inc.                                  8,062.41
                Destineer Corporation                                         255.00
                Dinsmore & Shohl, LLP                                          80.00
                Executive Investment Advisors                               1,910.95
                Gardner, Ewing & Souza                                      5,863.10
                Harper, Ferguson, Davis                                    16,371.30
                Mainstream Advisors, LLC                                       48.00
                MCI, Inc.                                                  14,566.07
                PNC Bank, National Association                              9,076.66
                Sherman Carter Barnhart, PSC                                2,786.07
                Storage Technology Corporation                              1,036.97
                                                                         -----------

                                         CREDIT TO PURCHASER               86,971.70
                                                                         ===========

                                  SCHEDULE C

     ---------------------------------------------------------------------------
     MEIDINGER TOWER
     RECURRING PAYABLES PRORATION
     PRORATION MADE AS OF:            11:59 PM, TUESDAY, MARCH 31, 1998

     ---------------------------------------------------------------------------
               SERVICE CONTRACTS

                                                                                                      CREDIT DUE
                                                                   BILLING  PERIOD     # of DAYS      PURCHASER
     VENDOR NAME                                    PAYMENT       BEGIN        END       CREDIT       or (SELLER)
     -----------------------------------------------------------------------------------------------------------
     PAID BY SELLER
     --------------

     AirTouch Paging                                   (40.95)     03/01/98   03/31/98         0            0.00
     Abbco Service Corporation (Janitorial)        (19,944.35)     03/01/98   03/31/98         0            0.00
     Abbco Service Corporation (Day Porter)         (1,515.00)     03/01/98   03/31/98         0            0.00
     Alpine Interior Folige (Int. Plant Maint.        (329.00)     04/01/98   04/30/98        30         (329.00)
     Dedden's Window Cleaning                       (1,865.00)     01/01/98   03/31/98         0            0.00
     Dover Elevator Company                         (5,551.48)     03/01/98   03/31/98         0            0.00
     Real Police Security, Inc.                     (1,503.28)     03/01/98   03/31/98         0            0.00
     Courier Journal (Newspaper Sub.)                 (172.47)     01/01/98   12/31/98       275         (129.94)
                                                                                                      ----------

                                                  CREDIT DUE PURCHASER (SELLER)                          (458.94)
                                                                                                      ----------


     PAYABLE BY PURCHASER
     --------------------

                                                  CREDIT DUE PURCHASER (SELLER)                             0.00
                                                                                                      ----------

                                                  TOTAL CREDIT DUE PURCHASER (SELLER)                    (458.94)
                                                                                                      ==========


     LICENSE, FEE, PERMIT, INSPECTION

                                                                                                      CREDIT DUE
                                                                   BILLING PERIOD        # OF DAYS    PURCHASER
     VENDOR NAME                                    PAYMENT       BEGIN       END          CREDIT     or (SELLER)
----------------------------------------------------------------------------------------------------------------
     PAID BY SELLER
     --------------

     Jungbert Corp (Ann. Insp. Water Backflow)        (241.00)     9/1/97     8/31/98        153         (101.02)
                                                                                                      ----------

                                                  CREDIT DUE PURCHASER (SELLER)                          (101.02)
                                                                                                      ----------
                                                  TOTAL CREDIT DUE PURCHASER (SELLER)                    (559.96)
                                                                                                      ==========

                                  SCHEDULE D

--------------------------------------------------------------------------------
MEIDINGER TOWER
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:                11:59 PM, TUESDAY, MARCH 31, 1998

-------------------------------------------------------------------------------------------------------------------------------
                                                             MARCH        MARCH      MARCH                                 PR'S
                                           TENANT          MONTHLY   ESCALATION      OTHER       TOTAL     CHARGES      PRORATA
TENANT                                   DEPOSITS             RENT      CHARGES     INCOME     CHARGES        PAID        SHARE
-------------------------------------------------------------------------------------------------------------------------------
ACSI                                     12,498.68        7,551.88       6,239.36     720.63   14,511.87   14,511.87          -

Advest, Inc.                                     -        3,957.71       2,796.18      75.00    6,828.89    6,828.89          -

Arthur Andersen, LLP                             -        6,920.80       5,957.04     391.71   13,269.55   13,269.55          -

Borden Chemical, Inc.                            -        7,733.84       5,571.52          -   13,305.36   13,305.36          -

Borowitz & Goldsmith, PLC                        -        6,200.44       5,350.04     427.63   11,978.11   11,978.11          -

CBM Building Service, Inc.                       -               -              -     340.26      340.26      340.26          -

City of Louisville                               -               -              -   2,116.53    2,116.53    2,116.53          -

Commonwealth Aluminum Inc.                       -        5,610.75       4,400.14          -   10,010.89   10,010.89          -

Compression, Inc.                         6,675.83               -              -          -           -        0.00          -

Data Advantage Corp.                      2,959.39        1,942.73       1,305.16     273.35    3,521.24    3,521.24          -

David Corrie                                     -        8,043.43       9,977.80   1,525.39   19,546.62   19,546.62          -

Destineer Corporation                            -               -              -     255.00      255.00      255.00          -

Dinsmore & Shohl, LLP                            -       19,980.00      11,754.90     978.31   32,713.21   32,713.21          -

Encor Technologies, Inc.                         -        4,454.75       3,916.66     262.59    8,634.00    8,634.00          -

Entex Information Service                 4,028.75        2,226.80       2,068.02     297.50    4,592.32    4,592.32          -

Eskew & Gresham                                  -       14,341.00       8,435.02     576.00   23,352.02   23,352.02          -

Executive Investment Advisors             1,050.00          985.75         925.20          -    1,910.95    1,910.95          -

Gardner, Ewing & Souza                    4,882.01        2,566.83       2,537.39     758.88    5,863.10    5,863.10          -

--------------------------------------------------------------------
                                     MARCH
                                   & PRIOR         TOTAL       TOTAL
                                   BALANCE          SR'S        PR'S
TENANT                                 O/S     SHARE O/S   SHARE O/S
--------------------------------------------------------------------
ACSI                              3,484.24      3,484.24           -

Advest, Inc.                             -             -           -

Arthur Andersen, LLP                     -             -           -

Borden Chemical, Inc.                    -             -           -

Borowitz & Goldsmith, PLC                -             -           -

CBM Building Service, Inc.               -             -           -

City of Louisville                  137.47        137.47           -

Commonwealth Aluminum Inc.               -             -           -

Compression, Inc.                        -             -           -

Data Advantage Corp.                     -             -           -

David Corrie                             -             -           -

Destineer Corporation                    -             -           -

Dinsmore & Shohl, LLP               134.68        134.68           -

Encor Technologies, Inc.                 -             -           -

Entex Information Service           245.00        245.00           -

Eskew & Gresham                      37.06         37.06           -

Executive Investment Advisors            -             -           -

Gardner, Ewing & Souza                   -             -           -

                                 SCHEDULE D

--------------------------------------------------------------------------------
MEIDINGER TOWER
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:                          11:59 PM, TUESDAY, MARCH 31, 1998
--------------------------------------------------------------------------------

                                                      MARCH           MARCH         MARCH                                      PR'S
                                      TENANT        MONTHLY      ESCALATION         OTHER           TOTAL        CHARGES    PRORATA
TENANT                              DEPOSITS           RENT         CHARGES        INCOME         CHARGES           PAID      SHARE
------------------------------------------------------------------------------------------------------------------------------------
Gloria Jean's Coffee Corp.                 -         810.00          876.00             -        1,686.00       1,686.00          -

Harper, Ferguson & Davis            5,001.35       2,718.13        2,557.97        181.00        5,457.10       5,457.10          -

HCIA, Inc.                          4,984.67       2,617.43        2,716.78        480.00        5,814.21       5,814.21          -

Hebel & Homung, PSC                        -              -               -         68.54           68.54          68.54          -

ICG Telecom Group, Inc.                    -         366.00               -             -          366.00         366.00          -

Kent Robinson                              -              -               -        164.80          164.80         164.80          -

Kentucky Telephone Corporation             -              -               -        133.82          133.82         133.82          -

Lloyd & McDaniel, PLC                      -       3,216.03        2,947.93             -        6,163.96       6,163.96          -

Louisville Lightwave                       -         183.00               -             -          183.00           0.00          -

Lynch Cox Gilman & Mahan                   -       9,902.50        8,222.69        158.31       18,283.50      18,283.50          -

MCI, Inc.                                  -       8,843.21        5,107.71      1,061.40       15,012.32      15,012.32          -

Mainstream Advisers, LLC                   -              -               -         48.00           48.00          48.00          -

Mercer, William M. Incorporated            -      76,745.70       63,980.49      2,214.70      142,940.89     142,940.89          -

Naber Joyner & Schardein                   -       2,797.00        2,547.39             -        5,344.39       5,344.39          -

Payton Enterprises, Inc.            6,889.74              -               -             -               -           0.00          -

PDR Engineers, Inc.                        -       5,668.71        4,325.44        176.97       10,171.12      10,171.12          -

PNC Bank                                   -       5,102.54        5,174.12             -       10,276.66      10,276.66          -

Potter & Cox Architects                    -              -               -         54.93           54.93          54.93          -

                                       MARCH
                                     & PRIOR           TOTAL          TOTAL
                                     BALANCE            SR'S           PR'S
TENANT                                   O/S       SHARE O/S      SHARE O/S
----------------------------------------------------------------------------
Gloria Jeans's Coffee Corp.                -               -              -

Harper, Ferguson & Davis                   -               -              -

HCIA, Inc.                                 -               -              -

Hebel & Homung, PSC                        -               -              -

ICG Telecom Group, Inc.             2,470.50        2,470.50              -

Kent Robinson                              -               -              -

Kentucky Telephone Corporation             -               -              -

Lloyd & McDaniel, PLC                  15.00           15.00              -

Louisville Lightwave                  201.00          201.00              -

Lynch Cox Gilman & Mahan                   -               -              -

MCI, Inc.                                  -               -              -

Mainstream Advisers, LLC                   -               -              -

Mercer, William M. Incorporated     1,245.90        1,245.90              -

Naber Joyner & Schardein                   -               -              -

Payton Enterprises, Inc.               30.00           30.00              -

PDR Engineers, Inc.                        -               -              -

PNC Bank                                   -               -              -

Potter & Cox Architects                    -               -              -

                                  SCHEDULE D

--------------------------------------------------------------------------------
MEIDINGER TOWER
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:                          11:59 PM, TUESDAY, MARCH 31, 1998
--------------------------------------------------------------------------------

                                                      MARCH           MARCH         MARCH                                      PR'S
                                      TENANT        MONTHLY      ESCALATION         OTHER           TOTAL        CHARGES    PRORATA
TENANT                              DEPOSITS           RENT         CHARGES        INCOME         CHARGES           PAID      SHARE
------------------------------------------------------------------------------------------------------------------------------------
Roach, Becker & Gallagher           2,370.37       1,806.00        1,770.41             -        3,576.41       3,576.41          -

Ruck, Wilson & Helline                     -       1,452.08        1,205.76             -        2,657.84       2,657.84          -

Seiller & Handmaker, LLP                   -      13,145.92        8,435.02        566.74       22,147.68      22,147.68          -

Sherman Carter Bamhart              2,299.68       1,605.60        1,180.47             -        2,786.07       2,786.07          -

Storage Technology Corporation             -         491.14          545.83             -        1,036.97       1,036.97          -

United Parcel Service                      -              -               -         50.00           50.00          50.00          -

Waterhouse Securities, Inc.         1,212.17         607.37          564.06             -        1,171.43       1,171.43          -
                                 ---------------------------------------------------------------------------------------------------
                                   54,852.64     230,595.07      183,392.50     14,357.99      428,345.56     428,162.56          -

                                       MARCH
                                     & PRIOR           TOTAL          TOTAL
                                     BALANCE            SR'S           PR'S
TENANT                                   O/S       SHARE O/S      SHARE O/S
----------------------------------------------------------------------------
Roach, Becker & Gallagher                  -               -              -

Ruck, Wilson & Helline                     -               -              -

Seiller & Handmaker, LLP                   -               -              -

Sherman Carter Bamhart                     -               -              -

Storage Technology Corporation         10.00           10.00              -

United Parcel Service                      -               -              -

Waterhouse Securities, Inc.                -               -              -
                                 -------------------------------------------
                                    8,010.85        8,010.85              -

NOTES:
------

                                  SCHEDULE E


--------------------------------------------------------------------------------
MEIDINGER TOWER
TENANT IMPROVEMENT/LEASING COMMISSIONS
PRORATION MADE AS OF:           11:59 PM, TUESDAY, MARCH 31, 1998


--------------------------------------------------------------------------------
                                                        AMOUNT DUE
TENANT                                                  TO PURCHASER (SELLER)
--------------------------------------------------------------------------------
Advest, Inc. - Tenant Improvements                            3,715.64
PDR Engineers - Tenant Improvements [1]                     (12,665.84)
David L. Corrie - Tenant Improvements [1]                    12,751.58
Naber, Joyner, Schardein & Stinson- Tenant Improvem           8,237.12
Seiller & Handmaker, LLP - Tenant Improvements                8,030.78
Compression, Inc. - Tenant Improvements                           0.00
Compression, Inc. - Leasing Commissions                           0.00
Payton Enterprises - Tenant Improvements [1]                (23,554.00)
Payton Enterprises - Leasing Commissions [1]                 (6,614.15)
                                                          ------------
                                                           ($10,098.87)
                                                          ============

[1] All or portion paid by Seller